Filed Pursuant to Rule 497(e)
1933 Act File No. 333-07595
1940 Act File No. 811-07695

Hennessy Funds

August 25, 2008

Supplement to the Prospectus dated February 29, 2008

Institutional Class Shares

        This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Elimination of Redemption and Exchange Fee

        Effective as of August 29, 2008, the Funds’ 1.50% redemption fee and exchange fee will be eliminated. Accordingly, all references to the redemption fee and exchange fee are deleted and the disclosure is revised as follows:

        1.     The “Shareholder Fees” tables on page 5, page 9, page 13 and page 17 are each amended to read in their entirety as follows, along with footnote 1 to each such table being amended to read in its entirety as follows:

“SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested
dividends and distributions	None
Redemption Fee	None (1)
Exchange Fee	None
(1) The transfer agent charges a fee of $15 for each wire redemption.”

        2.     The “Market Timing Policy” disclosure on pages 22 and 23 is amended to read in its entirety as follows:

“Frequent purchases and redemptions of a Fund’s shares by a shareholder may harm other shareholders of that Fund by interfering with efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board of Directors/Trustees discourages frequent purchases and redemptions of shares of the Funds by reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Funds believe might engage in frequent purchases and redemptions of shares of the Funds.

The Funds track shareholder and omnibus account subscription and redemption activity in an effort to detect any shareholders or institutions that might trade with a frequency harmful to other shareholders of the Funds. In considering a shareholder’s trading activity, the Funds may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in any of the Funds. If frequent trading or market timing is detected, the Funds, based on their assessment of the severity of the market timing, shall take one or more of the following actions: (1) advise the owner of the frequently traded account that any such future activity will cause a freezing of the account’s ability to transact subscriptions; (2) freeze the account demonstrating the activity from transacting further subscriptions; or (3) close the account demonstrating frequent trading activity.

Filed Pursuant to Rule 497(e)
1933 Act File No. 333-07595
1940 Act File No. 811-07695

Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.”

        3.     The disclosure under “When Will I Pay a Redemption Fee” on page 26 is deleted in its entirety.

        4.     The last paragraph under “How To Exchange Shares” on page 27 is amended to read in its entirety as follows:

“The Funds reserve the right on notice to shareholders to limit the number of exchanges that can be made in any year to avoid excess Fund expenses. The Funds reserve the right to reject any exchange order. The Funds may modify or terminate the exchange privilege upon written notice to shareholders. Each Fund may suspend temporarily the exchange privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.”

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The date of this Supplement is August 25, 2008.

Please retain this Supplement for future reference.